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                                                                    EXHIBIT 10.7


                                                               November 9, 1988
                             128 TECHNOLOGY CENTER
                             ---------------------

                                 OFFICE LEASE
                                 ------------

                       PARAMETRIC TECHNOLOGY CORPORATION
                       ---------------------------------

                                AMENDMENT NO. 2
                                ---------------

Reference is made to the Lease (the "Lease") by and between DOMINIC J. SARACENO, KURT W. SARACENO, and EDWARD R. WERNER, trustees of the 128 Technology Trust under a Declaration of Trust dated October 12, 1983, recorded in Middlesex County Registry of Deeds Southern District Book 15268 Page 65 (hereinafter "Lessor", which expression shall include its heirs, executors, successors and assigns where the context so admits), and Parametric Technology Corporation, a Massachusetts corporation having a principal place of business at 128 Technology Drive, Waltham, Massachusetts 02154 (hereinater "Lessee", which expression shall include its successors and assigns or executors and administrators where the context so admits). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meaning herein as therein.

For a good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follow:

1.   ARTICLE 1, REFERENCE DATA, is hereby amended as follows:
                --------------

     . NEW AREA II: 9625 Additional Square Feet, as shown on Exhibit A attached.

     . BASE RENT: $18.00 per square foot for the new area (9,625 square feet).

     .    RENT SCHEDULE:

          2,125 square feet.
          Rent Commencement:  November 9, 1988.
          Annual Rent:  $38,250.00.           Monthly Rent:  $3,187.50

          2,500 square feet.
          Rent Commencement:  June 1, 1989.
          Annual Rent:  $45,000.00            Monthly Rent:  $3,750.00

          2,500 square feet
          Rent Commencement:  September 1, 1989
          Annual Rent:  $45,000               Monthly Rent:  $3,750.00

     .    TERM: The Term for the entire Premises leased (27,704 square feet) is
          extended to June 30, 1993.                     ------

     .    LESSEE PARKING: Six (6) assigned parking spaces in the covered area.

     .    TENANT IMPROVEMENTS: Space will be taken as shown on Exhibit A.

In all other respects, by amending Article I with the corresponding changes to Articles III and IV, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect and unamended.
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Lessee acknowledges and agrees that this Amendment shall not be binding upon
Lessor until an original of this Amendment, executed by Lessor, is delivered to Lessee. Lessee shall not be entitled to rely on any rights set forth herein until such a fully executed Amendment is delivered to Lessee.

Executed as a sealed instrument this 9th day of November, 1988.

                        LESSOR      128 TECHNOLOGY TRUST

                                    /s/ Dom J. Saraceno
                                    -------------------------------------
                                    Dom J. Saraceno, as Trustee aforesaid

                                    /s/ Kurt W. Saraceno
                                    --------------------------------------
                                    Kurt W. Saraceno, as Trustee aforesaid

                                    /s/ Edward R. Werner
                                    --------------------------------------
                                    Edward R. Werner, as Trustee aforesaid

                        LESSEE      PARAMETRIC TECHNOLOGY CORPORATION

                        BY:         /s/ Steven C. Walske

                        OFFICE:     President